                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                               O. I. Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [ ]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                O. I. CORPORATION

                         151 GRAHAM ROAD, P.O. BOX 9010
                        COLLEGE STATION, TEXAS 77842-9010


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 6, 2002



TO THE SHAREHOLDERS OF O. I. CORPORATION:

You are hereby notified that the Annual Meeting of Shareholders of O. I. Corporation will be held on Monday, May 6, 2002 at 11:00 a.m. at O.I. Corporation headquarters, 151 Graham Road, College Station, Texas, for the purposes of considering and voting upon the following matters proposed by the Board of Directors:

          (i)   the election of directors;
         (ii)   the approval of the Company's 2003 Incentive Compensation Plan;
        (iii) the ratification of the appointment of independent public accountants; and
         (iv) the transaction of such other business as may properly come before the meeting.

The stock transfer books will not be closed, but only shareholders of record at the close of business on March 18, 2002, will be entitled to notice of and to vote at the meeting.

After completing the business of the meeting, we will discuss fiscal year 2001 results and the current outlook for the Company. There will be a period for questions and discussion with the Company's officers and directors.

If you plan to be present, please notify the Secretary of the Company so that the necessary arrangements can be made for your attendance. Regardless of whether you plan to personally attend, it is important that your shares be represented at the meeting; therefore, PLEASE DATE, SIGN AND IMMEDIATELY RETURN YOUR PROXY CARD IN THE POST-PAID ENVELOPE PROVIDED. You may revoke your proxy at any time prior to exercise.

                                              By Order of the Board of Directors


                                              /s/ JANE A. SMITH

                                              Jane A. Smith
                                              Vice President-Corporate Secretary



April 5, 2002

                                TABLE OF CONTENTS

                                                                         PAGE
Notice of Meeting

Proxy Statement

         General Information ...........................................   1

         Voting Securities Outstanding .................................   1

         Security Ownership of Certain Beneficial Owners and
           Management ..................................................   2

PROPOSAL NO. 1 - ELECTION OF DIRECTORS .................................   3

         Nominees for Board of Directors ...............................   3

         Compensation Committee Interlocks and Insider Participation ...   4

         The Board of Directors and its Committees .....................   4

         Compensation of Directors .....................................   4

         Compensation of Executive Officers ............................   5

         Summary Compensation Table ....................................   5

         Aggregated Option Exercises in Last Fiscal Year and Fiscal
           Year-End Option Values ......................................   6

         Certain Transactions, Employment Contracts, Termination of
           Employment and Change in Control Arrangements ...............   6

         Section 16(a) Beneficial Ownership Reporting Compliance .......   6

         Audit Committee Report ........................................   7

         Compensation Committee Report .................................   8

         Stock Performance Graph .......................................  10

PROPOSAL NO. 2 - APPROVAL OF 2003 INCENTIVE COMPENSATION PLAN ..........  11

PROPOSAL NO. 3 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS ........  14

PROPOSED 2003 INCENTIVE COMPENSATION PLAN ........................ EXHIBIT A

                                O. I. CORPORATION

                         151 GRAHAM ROAD, P.O. BOX 9010
                        COLLEGE STATION, TEXAS 77842-9010


                                 PROXY STATEMENT


This Proxy Statement is furnished to the shareholders of O. I. Corporation (the "Company") in connection with the solicitation of proxies to be used in voting at the annual meeting of shareholders to be held on May 6, 2002. It is first being mailed to shareholders on or about April 5, 2002. The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The person giving the enclosed proxy has the power to revoke it by giving notice to the Secretary in person, or by written notification actually received by the Secretary, at any time prior to its being exercised.

The Company will bear the cost of the solicitation of the proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. It is possible that further solicitation of proxies will be made by telephone or oral communication with some shareholders of the Company following the original solicitation. All further solicitations will be made by either the Company's transfer agent or by regular employees of the Company, neither of whom will be additionally compensated therefor.


                               GENERAL INFORMATION

The mailing address of the Company's principal executive offices is O. I. Corporation, P.O. Box 9010, College Station, Texas 77842-9010. The Company's telephone number is (979) 690-1711, and its fax number is (979) 690-0440.


                          VOTING SECURITIES OUTSTANDING

As of March 18, 2002, there were 2,752,222 shares of common stock, par value $0.10 per share, ("Common Stock"), of the Company issued and outstanding, and each share is entitled to one vote. Only holders of Common Stock of record at the close of business on March 18, 2002, will be entitled to vote at the meeting. Shares not voted on matters, including broker non-votes, will not be treated as votes cast with respect to those matters, and therefore will not affect the outcome of any such matter. Shares abstaining from voting will be treated as votes cast with respect to those matters, and therefore will have the effect of votes against any such matter.

In the absence of a quorum (1,376,112 shares) at the meeting, either in person or by proxy, the meeting may be adjourned from time to time for not more than 29 days, without notice, other than announcement at the meeting, until a quorum shall be formed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth, as of March 18, 2002, certain information with respect to the shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially five percent or more of the Common Stock, (ii) each director and director nominee of the Company, (iii) each of the executive officers of the Company named below under "Election of Directors-Compensation of Executive Officers," and (iv) all directors, director nominees and executive officers of the Company as a group.

=================================================================================================================
                      NAME AND BUSINESS ADDRESS                           AMOUNT AND NATURE OF       PERCENT
                         OF BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP       OF CLASS
-----------------------------------------------------------------------------------------------------------------
William W. Botts
     President, Chairman of the Board, Chief Executive Officer
     P.O. Box 9010, College Station, TX  77842-9010                            283,275 (1)             10.24%
-----------------------------------------------------------------------------------------------------------------
Heartland Advisors, Inc.
     789 North Water Street, Milwaukee, WI  53202                              250,000 (2)               9.4%
-----------------------------------------------------------------------------------------------------------------
Dimensional Fund Advisors, Inc.
     1299 Ocean Avenue, 11th Flr., Santa Monica, CA 90401                      257,800 (3)               9.7%
-----------------------------------------------------------------------------------------------------------------
Jack S. Anderson, Director                                                      32,564 (4)               1.2%
-----------------------------------------------------------------------------------------------------------------
Richard W. K. Chapman, Director                                                 11,000                    *
-----------------------------------------------------------------------------------------------------------------
Edwin B. King, Director                                                         25,564 (5)                *
-----------------------------------------------------------------------------------------------------------------
Craig R. Whited, Director                                                       16,664 (6)                *
-----------------------------------------------------------------------------------------------------------------
Directors and executive officers as a group (7 persons)                        381,209 (7)              13.7%
=================================================================================================================

--------
  *  Less than 1%.
 (1) Includes 13,500 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.
 (2) As of December 31, 2001, Heartland Advisors, Inc. has sole dispositive power as to all 250,000 shares, which may be deemed to be beneficially owned. All shares are held in investment advisory accounts of Heartland Advisors, Inc. As a result, various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities. The interests of one such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, relates to more than 5% of the class.
 (3) As of December 31, 2001, Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor, registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. (These investment companies, trusts and accounts are the "Funds"). In its role as investment advisor or manager, Dimensional possessed voting and/or investment power over 257,800 shares of O.I. Corporation stock as of December 31, 2001. The Funds own all the shares, and Dimensional disclaims beneficial ownership of such securities.
 (4) Includes 9,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.
 (5) Includes 7,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.
 (6) Includes 6,000 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.
 (7) Includes 36,260 shares subject to options currently exercisable or exercisable within 60 days after the date hereof.

                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------
PROPOSAL 1: THE BOARD OF DIRECTORS HAS NOMINATED AND URGES YOU TO VOTE FOR THE FIVE NOMINEES LISTED BELOW. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.
--------------------------------------------------------------------------------

At the meeting, five (5) directors are to be elected to serve for the ensuing year and until their respective successors are elected and qualified, in accordance with the provisions of the bylaws. The shareholders are being asked to vote for the election of Messrs. Anderson, Botts, Chapman, King, and Whited. Unless otherwise marked, the shares represented by the enclosed proxy will be voted "FOR" the election as directors of the five (5) nominees named above. The proxy cannot be voted for a greater number of persons than the number of nominees named. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such person as may be determined by the holders of such proxy.

NOMINEES FOR BOARD OF DIRECTORS

The nominees to serve as directors of the Company until the next annual meeting of shareholders and until their successors are elected and qualified, and certain information with respect to the business experience of each nominee during the last five years, is set forth below.

WILLIAM W. BOTTS (59). Mr. Botts has served as President of the Company since February 1, 1985, Chief Executive Officer of the Company since July 19, 1985, and Chairman of the Board of Directors of the Company since May 26, 1986.

JACK S. ANDERSON (76). Mr. Anderson has served on the Board of Directors since 1980. From October 1983 until the present, he has served as President of Jasada Corporation, an investment firm located in Houston, Texas. Mr. Anderson has served as a director of Shoreline, Inc. located in Taft, Texas since 1989, and as Chief Executive Officer of FMI, Inc. located in Houston, Texas since 1998, each of which are privately owned companies.

RICHARD W. K. CHAPMAN (57). Dr. Chapman has served on the Board of Directors since August 2001. He was President, Chief Executive Officer and Director of ThermoQuest Corporation from its inception in 1995 throughout its existence as a publicly-traded company, ending in May 2000. He was also senior vice president of Thermo Instrument Systems, Inc., an analytical instrumentation manufacturer, from 1992 to 2000 when it was a publicly traded company. Dr. Chapman served as Chairman of the Board of Thermo BioAnalysis Corporation, a public company making products for biochemists, from 1995 to 1997. He also served as a Director of Thermo Cardio Systems, Inc., a public company making implantable cardiac assist devices from 1996 to 1997. In 2000 he became a managing partner with GlenRose Capital, LLC, a private equity firm specializing in the acquisition and operation of high technology companies. Currently, Dr. Chapman is on the board of two of GlenRose Capital's private companies, Eberline Services and Lionville Laboratory.

EDWIN B. KING (74). Mr. King has served on the Board of Directors since February 1995. From 1979 to 1998, he served as director and Chairman of the Board for Asoma Instruments, Inc. of Austin, Texas, an analytical instrument manufacturer. From 1984 to the present, he has served as Vice President and Director of Scientific Management, Inc., a management consulting, personnel testing, and evaluation firm. From 1991 to the present, he has also served as director, Vice President and Secretary/Treasurer of Asoma Tower, Inc. From September 1999 to the present, Mr. King has served as an officer and director of PayMate.net Corporation, an Internet-based point of sale payment transaction system provider. From June 1999 to the present, he has served as an officer and director of Analytical Magnetic Instruments, Inc., a magnetic instrument developer. From January 2000 to the present, he has served as an officer and director of SafeFood Technologies, Inc., a research and development firm for sterilization equipment and processes.

CRAIG R. WHITED (55). Mr. Whited has served on the Board of Directors of the Company since May 1996. From 1988 to 2001, Mr. Whited served as President, Chief Executive Officer, and director of The Oxford Group, Inc., a management and financial consulting firm, with offices in both Los Angeles, California and Las Vegas, Nevada. At the end of 2001, Mr. Whited closed the Los Angeles office and became Chairman Emeritus. The Las Vegas office remains but Mr. Whited no longer takes an active role, although he continues to serve as a director. Mr. Whited is also a Certified Public Accountant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2001, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Board of Directors of the Company, or (ii) a director of another entity, one of whose executive officers served on the Board of Directors of the Company or its subsidiaries.

No member of the compensation committee (or board committee performing equivalent functions) (i) was an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any business relationship or conducted any transactions with the Company.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Directors are elected at each annual meeting of shareholders and serve until a successor shall be elected and qualified at an appropriate annual meeting of the shareholders. Vacancies may be filled by an affirmative vote of the majority of the remaining directors. The Company's Board of Directors met six times during 2001. The Board of Directors has a standing Stock Option and Compensation Committee and Finance and Audit Committee. The Company does not have a Nominating Committee. During 2001, the Stock Option and Compensation Committee met once, and the Finance and Audit Committee met twice. Each member of the Board of Directors attended all the meetings of the Board of Directors and the committees of which such person was a member during 2001. In accordance with the Company's bylaws, the Board of Directors has the discretion to increase the size of the Board, and in August 2001, the directors elected Dr. Chapman to the Board of Directors.

STOCK OPTION AND COMPENSATION COMMITTEE. The Stock Option and Compensation Committee (the "Compensation Committee") consists of Messrs. Anderson, Chapman, King, and Whited. Functions of this committee are to approve and recommend to the full Board of Directors remuneration arrangements of directors and senior management personnel and to adopt, subject to Board approval, compensation plans for officers and directors and to administer and grant benefits pursuant to such plans.

FINANCE AND AUDIT COMMITTEE. The Finance and Audit Committee consists of Messrs. Anderson, Chapman, King, and Whited. The function of this committee is to (A) investigate and study matters relating to the operations and finances of the Company, (B) meet periodically with the Company's management and its independent public accountants to review (i) their reports relating to their examination of the financial statements and of the internal accounting control systems of the Company, (ii) their recommendations for strengthening internal controls and improving operating procedures and (iii) compliance by Company personnel with Company policies relating to various governmental laws and regulations dealing with ethics, conflicts of interest and disbursements of corporate funds, and (C) to give advice and make recommendations with respect to such matters.

As required by the NASDAQ and Securities and Exchange Commission rules regarding Audit Committees, the Company's Board of Directors has reviewed the qualifications of its Audit Committee members and has determined that none of them have a relationship to the Company that may interfere with the exercise of their independence from management and the Company.

COMPENSATION OF DIRECTORS

During 2001, all non-employee directors received a fee of $2,000 for each regular Board of Directors meeting attended and $500 for each committee meeting and special Board of Directors meeting attended. Directors who are also officers or employees of the Company receive no additional compensation for attendance at such Board or committee meetings. For the fiscal year ended December 31, 2001, directors fees paid were: Mr. Anderson, $14,000; Mr. Botts, $0; Dr. Chapman, $6,500; Mr. King, $14,000; and Mr. Whited, $14,000.

Pursuant to the Company's 1993 Incentive Compensation Plan (the "1993 Plan"), each non-employee director is granted annually a stock option for 1,000 shares at an exercise price determined by the fair market value of a share of Common Stock on the day of grant, which is the day of Company's Annual Meeting of Shareholders. The options (i) vest six months from the date of grant, (ii) are exercisable to the extent vested until (a) three months following termination of service as a director for reasons other than retirement, disability, death or cause or (b) generally, twelve months following termination of service as a director for retirement, disability or death; (iii) have a term of ten years and; (iv) are exercisable in full following a "Change in Control" event (as defined in the 1993 Plan).

On May 7, 2001, the day of the 2001 Annual Shareholders Meeting, each non-employee director was granted options to purchase 1,000 shares of the Company's common stock under the 1993 Plan as described above. In addition, at such time each non-employee director was awarded a one-time grant of 6,000 shares of the Company's common stock, for a total of 24,000 shares resulting in $73,680 in compensation expense.

The 1993 Plan was amended in January 2001 to also provide for the one-time award of 6,000 shares to directors upon their initial election to the Board.

COMPENSATION OF EXECUTIVE OFFICERS

The following table lists, for the year ended December 31, 2001, compensation paid by the Company to the Company's Chief Executive Officer in 2001. There were no other executive officers of the Company whose compensation exceeded $100,000 during 2001.

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------
                                                                           LONG-TERM
                                                                          COMPENSATION
                                           ANNUAL COMPENSATION               AWARDS
------------------------------------------------------------------------------------------------------
                                                                           SECURITIES
                                                                           UNDERLYING       ALL OTHER
                                          SALARY           BONUS          OPTIONS/SARS    COMPENSATION
PRINCIPAL POSITION         YEAR           ($)               ($)              (#)(1)          ($)(2)
------------------------------------------------------------------------------------------------------
William W. Botts           2001         $ 178,269         $20,000(3)            -0-         $ 22,531
President/Chief            2000         $ 165,000         $   -0-               -0-         $ 19,082
Executive Officer          1999         $ 159,767         $   -0-            30,000         $ 19,901
------------------------------------------------------------------------------------------------------

--------
 (1) No SARs were granted to Mr. Botts. Options are granted based on the Board of Directors' review of the Company's year-end performance as of December
     31. Accordingly, the options granted as shown above for 1999 were actually granted in early 2000. No options were granted in 2002 to Mr. Botts for his performance in 2001.
 (2) The amounts in this column include contributions to the 401(k) Plan. At the end of each fiscal year, the Company makes a discretionary contribution to its 401(k) Plan. Contributions for Mr. Botts in 2001, 2000, and 1999, were $7,135, $3,695, and $4,532, respectively. Also included in this column is a life insurance premium in the amount of $15,000 per year for Mr. Botts.
 (3) This amount represents a contingent bonus payable to Mr. Botts upon the achievement of certain organizational and staffing goals by July 15, 2002.

There were no options or SARs granted to Mr. Botts by the Company during 2001.

The following table provides information on option exercises in fiscal 2001 by the Chief Executive Officer and the values of such officer's unexercised options at December 31, 2001.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

====================================================================================================================
                           SHARES                           NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                          ACQUIRED                         UNDERLYING UNEXERCISED               IN-THE-MONEY
                             ON            VALUE               OPTIONS/SARS AT                 OPTIONS/SARS AT
     NAME                 EXERCISE        REALIZED            DECEMBER 31, 2001               DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------------------------
                                                          Exercisable  Unexercisable     Exercisable  Unexercisable
                                                          -----------  -------------     -----------  -------------
William W. Botts          126,000         $ 994,375           -0-          39,000           $ -0-        $ 76,625
--------------------------------------------------------------------------------------------------------------------

CERTAIN TRANSACTIONS, EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

Under the terms of an employment agreement with the Company effective May 1, 2001 and terminating December 31, 2003, Mr. Botts is performing executive duties as President and Chief Executive Officer of the Company. Compensation paid pursuant to this agreement includes an annual salary as determined by the Board of Directors (such amount is included in the Summary Compensation Table above), a life insurance policy, and the use of a company vehicle. The employment agreement remains in effect until its expiration date, unless Mr. Botts dies, becomes disabled or violates his duty of loyalty to the Company, or following a change in control of the Company (as defined in the employment agreement). Commencing on January 1, 2002 and on each January 1 thereafter the term of Mr. Botts' employment agreement (the "Term") shall automatically be extended one additional year unless, not later than September 30 of the preceding year, the Company's Board of Directors shall give written notice to Mr. Botts that the Term shall cease to be so extended. In no event will the Term extend beyond the end of the calendar month in which Mr. Botts' 65th birthday occurs. If Mr. Botts is terminated for any reason other than Misconduct or Disability (both as defined in the employment agreement), he will continue to be compensated for the remainder of the term of the employment agreement and to receive coverage under the Company's life, disability, accident and group health insurance plans. Additionally, Mr. Botts may receive the same benefits if he terminates his employment for Good Reason (as defined in the employment agreement).

In addition to the above, Mr. Botts has entered an agreement with the Company relating to a split dollar life insurance policy owned by the Company and on which the Company is entitled to full repayment of any premiums paid at the time of his termination or death.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Stock with the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such forms that they file. To the Company's knowledge, based solely on the Company's review of the copies of such reports received by the Company and on written representation by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ended December 31, 2001, its officers and directors were in compliance with all applicable Section 16(a) filing requirements.

                             AUDIT COMMITTEE REPORT

NOT WITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

The Company's Audit Committee is comprised of four independent directors, each of whom is able to read and understand fundamental financial statements; one member of the Audit Committee is a certified public accountant.

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls, which management has established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the board of directors, management, the internal accounting function, and the independent accountants.

The Audit Committee operates under a newly written charter adopted and approved in 2000 and included in the 2001 proxy statement. The charter describes the scope of the Audit Committee's responsibilities and how it should enforce/administer those responsibilities.

The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Audit Standards No. 61 (Communication with Audit Committees); and the Audit Committee has received and discussed the written disclosure and the letter from PricewaterhouseCoopers LLP required by Independent Standards Board Standard No. 1 (Independence Discussion with Audit Committees). The Audit Committee has also discussed the independence of PricewaterhouseCoopers LLP with that firm.

With and without management present, the Committee discussed and reviewed the results of the independent auditors' examination of the Company's December 31, 2001 financial statements. The discussion included matters related to the conduct of the audit, such as the selection of and changes in significant accounting policies, the methods used to account for significant or unusual transactions, the effect of significant accounting policies in controversial or emerging areas, the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates, significant adjustments arising from the audit and disagreements, if any, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

Based on the review and discussions with the Company's independent auditors, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Company's audited financial statements be included in the Securities and Exchange Commission Annual Report on Form 10-K for the year ended December 31, 2001.

This report has been provided by the members of the Audit Committee:

Craig R. Whited, Audit Committee Chairman
Jack S. Anderson
Richard W. K. Chapman
Edwin B. King

                          COMPENSATION COMMITTEE REPORT

COMPENSATION PHILOSOPHY

The Company's primary business objective is to maximize shareholder value over the long term. To help accomplish this objective, the Committee has developed an overall executive compensation philosophy with goals as follows:

        >>  Attract, retain, and motivate key executives;
        >> Reward performance rather than create a sense of entitlement; >> Align executive and shareholder interests by stock ownership; >> Assure that objectives for corporate and individual performance are established and measured.

For comparison of peer company performance, and in order to maintain consistency in the Company's method of determining executive compensation, the Company selects comparable companies, which includes searches in various databases from the NASDAQ National Market System, Media General Financial Services, and Standard Industrial Classification (SIC) Codes 382 (Laboratory and Analytical Instruments) and 3823 (Process Control Instruments). The Committee believes that SIC Code 382 contains companies that most closely represent an established grouping of which the Company may be called a peer. The Company was not able to obtain compensation information for all of the companies in SIC Code 382; however, certain companies within such classification [including, Hathaway Corp.
(HATH), InVision Technologies (INVN), Isco, Inc. (ISKO), Lancer Corporation
(LAN); Mesa Laboratories Inc. (MLAB), MOCON, Inc. (MOCO), Osmonics, Inc. (OSM), and Sierra Monitor (SRMC.OB)] were compared to the Company in terms of growth in revenue, operating profit, net income, earnings per share, average return on assets and equity and compensation of executive management. Barringer, a company considered a peer in 2000, was removed due to their being acquired and data no longer being available. The Company has selected Lancer Corporation, InVision Technologies, Inc., and Osmonics, Inc. as additional peers. The Committee seeks to set executive compensation to correspond to a range of what is believed to be between the mid-to-high end of compensation ranges for executives in such companies, with further consideration based on the Company's performance compared to such peer companies. Total direct compensation includes base pay, short-term bonus at target and long-term incentives. Overall, individual performance is measured against the following factors, which may vary as required by business conditions:

        >>  Long-term strategic goals;
        >>  Short-term business goals;
        >>  Revenue and profit goals;
        >>  Customer satisfaction;
        >>  New business creation;
        >>  Total stockholder return;
        >>  The development of employees; and
        >>  The fostering of teamwork and other OI values

BASE SALARIES

The Committee reviews annually each executive's base salary. Base salaries are targeted at median levels for public companies of O.I. Corporation's relative size, as discussed above, but are determined primarily by individual performance relative to achieving Company goals. It is believed that base salaries paid in 2001 to the named executive and the CEO were consistent with such policy.

When evaluating individual performance, the Committee considers the executive's efforts in promoting Company values; contribution to the Company's financial performance; developing and executing a strategic plan for growth in revenues and net income; improving product quality; specific job responsibilities, prior experience, job knowledge, and performance appraisals for each executive. No specific weights have been assigned to the various factors.

The base salary of Mr. William W. Botts (Chairman of the Board, CEO, and President of the Company) and other executives of the Company were reviewed at the January 28, 2002 meeting of the Compensation Committee. Based on the factors discussed above and compensation paid by comparable companies, the Compensation Committee decided to increase Mr. Botts' base salary to $200,000 per year, effective upon completion of certain organizational and staffing goals agreed to by the Board of Directors. Until such time as Mr. Botts completes the organizational and staffing goals, his salary will remain at $180,000.

ANNUAL CASH INCENTIVES

Annual cash bonuses provide executives with direct financial incentives to achieve corporate and individual performance goals. Bonuses for each executive are determined by the extent to which the Company met its financial goals for growth in revenue, operating profit, net income, earnings per share, and average return on assets and equity. Performance is also judged on the achievement of business plan goals relating to improving product quality and productivity and growth through new product development and acquisitions. No specific weights have been assigned to the various factors. As shown in the Summary Compensation Table on page 5 of this Proxy Statement, Mr. Botts will receive a $20,000 bonus for 2001 to be paid on the completion of certain organizational and staffing goals agreed to by the Board of Directors; however these goals must be achieved on or before July 15, 2002 for Mr. Botts to qualify for this bonus.

LONG-TERM INCENTIVES (STOCK OPTIONS)

Long-term incentives are provided pursuant to the 1993 Incentive Compensation Plan. The Committee determines annually the total amount of options that will be made available to the Company's executives. The amount of options granted each year is based on the executives' total compensation package and reflects the desire of the Compensation Committee to encourage equity ownership by the Company's executives in order to provide an appropriate link to the interest of the shareholders, to reward prior performance, and to provide long-term incentive award opportunities.

The stock option grants for 2001 were determined based on the performance of each executive with respect to their contribution to the Company's financial performance, measured as discussed above, together with an appraisal of the extent to which pre-established objectives were achieved, as well as the Committee's perception of the executive's ability and potential to contribute to the growth and profitability of the Company, to identify changing business conditions (such as market changes and competitive threats), and to respond with appropriate business strategies. No specific weights have been assigned to the foregoing factors.

Mr. Botts received no stock options for year 2001 performance as reflected in the Summary Compensation Table on page 5 of this proxy statement. This decision was based on the Committee's consideration of existing stock options and shares owned by Mr. Botts.

SUMMARY

The Committee believes that the incentive compensation program for the executives of the Company is comparable to the compensation programs provided by comparable companies and serves the best interest of the shareholders of the Company. The Committee also believes that annual performance pay is appropriately linked to individual performance, the Company's annual financial performance, and shareholder value. The Company intends to continue its program for setting executive compensation as outlined above.

The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report is given by the following members of the Compensation
Committee:

Edwin B. King, Compensation Committee Chairman.
Jack S. Anderson
Richard W. K. Chapman
Craig R. Whited

                        FIVE-YEAR CUMULATIVE TOTAL RETURN
                  AMONG O.I. CORPORATION, NASDAQ MARKET INDEX,
                              AND PEER GROUP INDEX


Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return (change in year-end stock price plus reinvested dividends) on the Company's Common Stock against the cumulative total return of the NASDAQ Market Index and a peer group index consisting of public companies with the Company's Standard Industrial Classification ("SIC") Code (Laboratory and Analytical Instruments) for the period of five years beginning at the beginning of fiscal year 1996. The SIC Code for Laboratory and Analytical Instruments includes over 150 issuers, such as Hathaway Corporation, Invision, Inc., Isco, Inc., Lancer Corp., Mesa Laboratories Inc., MOCON, Inc., Osmonics, and Sierra Monitor.

                              [PERFORMANCE GRAPH]

                        --------------------------------------------------------
                         1996      1997      1998      1999      2000      2001
--------------------------------------------------------------------------------
 OI Corporation           100       123       156       111       104       182
--------------------------------------------------------------------------------
 SIC Code 382             100       115       109       160       173       121
--------------------------------------------------------------------------------
 NASDAQ Market Index      100       122       173       304       191       152
--------------------------------------------------------------------------------


The foregoing stock price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.

                APPROVAL OF THE 2003 INCENTIVE COMPENSATION PLAN

--------------------------------------------------------------------------------
PROPOSAL 2: THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE O.I. CORPORATION 2003 INCENTIVE COMPENSATION PLAN (THE "INCENTIVE PLAN") AND URGES YOU TO VOTE FOR APPROVAL OF THE INCENTIVE PLAN. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.
--------------------------------------------------------------------------------

The Company believes that incentives and stock-based awards focus employees and non-employee directors on the objective of creating shareholder value and promoting the success of the Company. On February 25, 2002, the Board adopted the O.I. Corporation 2003 Incentive Compensation Plan (the "Incentive Plan"), subject to shareholder approval at the Annual Meeting, to become effective upon the expiration of the current 1993 Incentive Compensation Plan (the "1993 Plan). The 2003 Plan recommended for adoption fulfills the Company's desire to continue the incentive compensation plan, which it considers an important attraction, retention and motivation tool for participants in the Plan. The Board believes that the Plan will promote the interests of the Company and its shareholders and will provide incentives based on the attainment of corporate objectives and increases in shareholder value.

As of December 31, 2002, the 1993 Plan will expire. The 2003 Incentive Compensation Plan will become effective, subject to shareholder approval, on January 1, 2003.

Set forth below is a description of the Incentive Plan. The description is a summary of certain plan provisions and is qualified in its entirety by reference to the Incentive Plan, which is included as Exhibit A attached to this Proxy Statement.

The Incentive Plan was adopted by the Board of Directors on February 25, 2002, subject to approval by the Company's shareholders at the annual meeting of shareholders for which this proxy statement relates.

Key personnel and non-employee directors of the Company are eligible to participate in the Incentive Plan. The purpose of the Incentive Plan is to attract, retain and motivate key employees and non-employee directors of the Company by providing additional benefits to such employee and non-employee directors by way of granting stock options, stock appreciation rights ("SARs"), stock awards and performance awards. Currently, approximately 34 employees and four non-employee directors are eligible to participate in the Incentive Plan.

The Incentive Plan is administered by the Compensation Committee. Members of the Compensation Committee are not eligible to participate under the Incentive Plan, other than to receive stock option grants or awards of stock on a formula basis as set forth in the plan.

Under the Incentive Plan, the Compensation Committee may grant incentive stock options ("ISOs"), non-qualified stock options ("NSOs"), SARs, stock awards and performance awards. The aggregate number of shares of the Company's common stock ("Common Stock") as to which ISOs, NSOs, SARs, stock awards and performance awards may be granted under the Incentive Plan, shall be 350,000, subject to adjustment for any increase or decrease in the number of issued shares of Common Stock resulting from the payment of a stock dividend, stock split or any transaction which is a "corporate transaction" (as defined in the Treasury Regulations promulgated under Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"). Each ISO granted under the Incentive Plan shall expire not more than 10 years after the date of its grant, and each NSO granted under the Incentive Plan shall expire not more than 10 years and one day after its grant. An SAR not granted in tandem with a stock option shall expire not more than 10 years from the date of its grant, and an SAR granted in tandem with a stock option shall expire or terminate whenever the option to which is relates expires or terminates. Stock awards and performance awards may be subject to a vesting period as set by the Compensation Committee at the time of grant. The Incentive Plan terminates on December 31, 2012.

The option price for each stock option is determined by the Compensation Committee, but in no event may the exercise price per share be less than the Market Value Per Share on the date of the grant; provided, however, that in the case of an employee who, at the time an ISO (defined below) is granted, owns (within the meaning of Section 424(d) of Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, then the exercise price for the ISO shall be at least 110% of the Market Value Per Share of Common Stock at the time of grant. The maximum number of shares of Common Stock subject to options that may be granted to any employee eligible to participate in the Incentive Plan is 300,000, subject to adjustment as provided in the Incentive Plan.

The Market Value Per Share as of any particular date will be equal to the per share price of the last sale of Common Stock in regular trading in the Nasdaq National Market on the trading day prior to such date, as published in the Wall Street Journal reports of NASDAQ Composite Transactions, or if no trade of the Company's Common Stock shall have been reported for such date, the closing price which is published in the Wall Street Journal reports of the NASDAQ Composite Transactions for the next day prior thereto on which a trade of the Common Stock was so reported, or, if the Common Stock is not included for quotation in the Nasdaq National Market, the per share price of the last sale of Common Stock in regular trading on the national securities exchange on which the common stock is listed, or if the Common Stock is not listed on any national securities exchange, the Market Value Per Share shall be determined by any fair and reasonable means determined by the Committee.

The Incentive Plan permits the Compensation Committee, at its discretion, to fix performance objectives related to a participant's job responsibilities, conditioning the right to exercise a stock option or the vesting of a stock award or performance award upon achievement of the performance objectives. The payment of the option exercise price may be made in cash or Common Stock previously purchased. Any issuance of Common Stock pursuant to the exercise of a stock option or other distribution of Common Stock under the plan may not be made until appropriate arrangements have been made for the payment of any amounts that may be required to be withheld or paid with respect thereto. Such arrangements may, at the discretion of the Compensation Committee, include allowing the participant to tender to the Company shares of Common Stock owned by the participant, or to request the Company to withhold a portion of the shares of Common Stock being acquired pursuant to the exercise or otherwise being distributed. The granting of a stock option, SAR, stock award or performance award does not confer upon the participant any right to remain in the employ of the Company.

An SAR (which may be granted in connection with a stock option or may be independently granted under the Incentive Plan) generally entitles the holder to receive an amount equal to the difference between the Market Value Per Share of Common Stock on the day of the grant of the SAR and the fair Market Value Per Share of Common Stock on the date of exercise of the SAR, multiplied by the total number of shares of stock for which the SAR may be exercised. The maximum number of SARs that may be granted to any employee eligible to participate in the Incentive Plan is 300,000, subject to adjustment as provided in the Incentive Plan.

The Incentive Plan provides that non-employee directors shall automatically be granted options to purchase 2,000 shares of Common Stock at each regular annual meeting of shareholders, beginning with the annual meeting for which this proxy statement relates, at which he is elected or re-elected to the Board of Directors. Each option has an exercise price equal to the Market Value Per Share of Common Stock on the date of grant, vests in full six months after the grant date and has a three-year term. In addition, beginning with the 2003 annual meeting, each non-employee director shall automatically be granted one-time, restricted stock awards with respect to 3,000 shares of Common Stock that vest in full on the second anniversary of the date of grant, upon being initially elected to the Board of Directors.

The Incentive Plan provides for stock awards which may be stock grants or contingent or restricted stock awards based on time and conditions set by the Compensation Committee. The aggregate number of shares subject to stock awards granted in any calendar year may not exceed 1% of the issued and outstanding shares of the Company as of January 1 of that year. The Plan also provides for performance awards which may be settled in either cash or shares of Common Stock based upon the fulfillment of criteria established by the Compensation Committee.

The Plan provides that upon the occurrence of a change in control (as defined in the plan) all awards that are not already vested in full shall immediately become vested in full. Generally, options are exercisable, to the extent vested following termination of employment as follows: (i) for cause, the option may not be exercised; (ii) by reason of death, disability or retirement, the option may be exercised for twelve months following such event; and (iii) for any other reasons, the option may be exercised for three months.

The Board of Directors may amend or terminate the Incentive Plan and any grants thereunder, however, without the approval of the shareholders of the Company, the Incentive Plan may not be amended to (i) expand the class of individuals who are eligible to participate in the Incentive Plan, (ii) increase the aggregate number of shares of Common Stock that may be issued under the Incentive Plan, except as provided under the anti-dilution provisions of the Incentive Plan,
(iii) decrease the exercise price applicable to any stock option or SAR, except pursuant to the anti-dilution provisions of the Incentive Plan or (iv) otherwise cause the Incentive Plan or any grants thereunder to be ineligible to comply with the requirements of Section 16 of the Exchange Act of Section 162(m) or
Section 422 of the Code in any case where compliance with either of these statutory provisions is intended.

The Company intends to register shares of Common Stock issuable pursuant to the Incentive Plan under the Securities Act of 1933, as amended.

FEDERAL INCOME TAXES. As a general rule, no income will be recognized by an employee upon the grant of either ISOs or NSOs. Upon the exercise of a NSO, the optionee will be treated as receiving compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price paid for the shares, and the Company will be entitled to a deduction for compensation paid in the same amount and at the same time as compensation is taxable to the optionee, provided the Company timely issues a Form W-2 or a Form 1099, as applicable, with respect to the exercise by an employee and the amount of such compensation is reasonable under the Code. Upon a subsequent disposition of the shares, any difference between the fair market value of the share at the time of exercise and the amount realized on the disposition would be eligible for treatment as short-term or long-term capital gain or loss, depending on how long the shares were held. The exercise of an ISO does not subject the optionee to federal income tax; however, the "spread" upon the exercise of an ISO is alternative minimum taxable income that may be subject to the alternative minimum tax. In addition, under proposed regulations issued by the Internal Revenue Service, the exercise of an ISO may be subject to withholding of FICA and FUTA taxes as early as January 1, 2003. If the optionee holds the shares of Common Stock received upon the exercise of an ISO for the requisite holding period, gain on the disposition of such shares is treated as long-term capital gain. If a disposition of such shares if made in a taxable transaction before expiration of the holding period, a portion of the gain on disposition will be treated as ordinary compensation income and the balance as long-term or short-term capital gain, depending on the length of time the shares were held. The Company will be entitled to a deduction in the year of disposition of shares received upon exercise of an ISO only to the extent the amount of any gain is taxable to the optionee as ordinary compensation income.

An optionee who receives an SAR will not recognize any taxable income upon receipt of the SAR, but upon exercise of the SAR, the fair market value of the shares of Common Stock (or the cash in lieu of shares of Common Stock) received must be treated as ordinary compensation income by the optionee for that year. Under such circumstances, the Company will, in general, be entitled to a deduction equal to the amount taxable to the optionee as ordinary compensation income. If the optionee receives shares of Common Stock upon the exercise of a SAR and thereafter disposes of such shares in a taxable transaction, the difference between any amount realized on such disposition and the amount treated as ordinary income upon the exercise of the SAR will be treated as a capital gain or loss (provided the shares of Common Stock were held as a capital asset on the date of disposition), which will be a long or short-term capital gain or loss depending on the holding period of the shares of Common Stock.

In general, no income will be recognized by an employee upon the receipt of a stock award or performance award. On the date (i) the award is settled in cash, in the case of certain performance awards, or (ii) the shares granted or issued under other stock awards, become either transferable by the employee or no longer subject to a substantial risk of forfeiture, the employee will be treated as receiving ordinary compensation income in an amount equal to the cash received or the then fair market value of the shares, as applicable, and the Company will be entitled to a deduction in the same amount, provided that it timely issues a Form W-2 or Form 1099, as applicable, and the amount is reasonable compensation under the Code.

The exercise of an NSO by, the payment of an SAR with Common Stock to, or the vesting of a restricted stock grant to, an employee or director subject to the provisions of Section 16(b) of the Exchange Act, will be a taxable event on the date of such event. A stock grant to an employee who is subject to the provisions of Section 16(b) will generally not be a taxable event until the earlier of six months after such event or the date such employee ceases to be subject to Section 16(b) and the amount of compensation income will be measured by the value of the Common Stock on such later date. A taxable event relating to the vesting of a contingent or restricted stock award or the payment of a performance unit or performance shares will be either the date of such payment or the earlier of six months after such date or the date such employee ceases to be subject to Section 16(b), depending upon the terms of such awards.

Set forth below is an illustration of the benefits that would have been received by the Company's Chief Executive Officer and each of the following groups of persons for the last completed fiscal year if the Incentive Plan had been in effect. The information is based solely on the grants made for 2001 under the Company's 1993 Incentive Compensation Plan. Accordingly, benefits payable under the 2003 Incentive Plan are not determinable, other than awards to be made to non-employee directors each year at the time of the annual meeting of Shareholders and upon their initial election to the Board.

                                NEW PLAN BENEFITS

                        2003 Incentive Compensation Plan

                                                                      NUMBER
        NAME AND POSITION                                           OF OPTIONS
        -----------------                                           ----------
William W. Botts, President & CEO.................................     -0-(1)
Executive Group...................................................  10,500(2)
Non-Executive Director Group......................................   4,000(3)
Non-Executive Officer Employee Group..............................  53,100(4)

 (1) Mr. Botts did not receive any awards under the Company's 1993 Incentive Plan for fiscal years 2000 or 2001. The amount of benefits he will receive under the 2003 Incentive Plan is indeterminable.
 (2) Includes three executive officers of the Company, including Mr. Botts.
 (3) The 2003 Plan also provides that each non-employee director will be awarded 3,000 shares of restricted stock upon his initial election to the Board of Directors.
 (4) Includes 34 key employees of the Company.

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------
PROPOSAL 3: THE BOARD OF DIRECTORS HAS UNANIMOUSLY SELECTED PRICEWATERHOUSECOOPERS AND URGES YOU TO VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SUCH FIRM, AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR 2002. PROXIES SOLICITED HEREBY WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.
--------------------------------------------------------------------------------

The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2002, subject to ratification by the Company's shareholders. PricewaterhouseCoopers has served as the Company's independent public accountants since May 1992. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

Audit fees, including three quarterly reviews for 2001, were approximately $69,000, of which an aggregate amount of $54,000 has been billed through December 31, 2001. In 2001, the Company did not pay any other fees to PricewaterhouseCoopers LLP other than $20,950 for tax return preparation.

                              SHAREHOLDER PROPOSALS

A proposal of a shareholder intended to be presented at the next annual meeting must be received at the Company's principal executive offices no later than December 7, 2002 if the shareholder making the proposal desires such proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. The Company has also adopted Bylaw provisions which require that nominations of persons for election to the Board of Directors and the proposal of business by shareholders at an annual meeting of shareholders must fulfill certain requirements which include the requirement that notice of such nominations or proposals must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary of the prior annual meeting. In order to be timely for next year's annual meeting such notice must be delivered between February 6, 2003 and March 8, 2003. If such timely notice of a shareholder proposal is not given, the proposal may not be brought before the annual meeting. If timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, the Company may exercise discretionary voting authority over proxies with respect to such proposal if presented at the annual meeting.

Notices regarding each matter must contain:

        - A brief description of the business to be brought before the Annual Meeting and the reason for conducting the business at the Annual Meeting;
        - The name and address of record of the stockholder proposing the business;
        - The class and number of shares of stock that are beneficially owned by the stockholder; and
        - Any material interest of the stockholder in the business to be conducted.

                                  OTHER MATTERS

Management knows of no other matters to be brought before the annual meeting of shareholders at the time and place indicated in the notice thereof; however, if any additional matters are properly brought before the meeting, the persons named in the enclosed proxy shall vote the proxies in their discretion in the manner they believe to be in the best interest of the Company.

The accompanying form of proxy has been prepared at the direction of the Board of Directors of the Company, of which you are a shareholder, and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by your Board of Directors.

The management of the Company urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it immediately. You may revoke your proxy and vote in person if you are able to attend.

                                          O. I. CORPORATION

                                          By Order of the Board of Directors


                                          /s/ JANE A. SMITH

                                          Jane A. Smith
                                          Vice President-Corporate Secretary

April 5, 2002

                                                                      EXHIBIT A


                                O.I. CORPORATION

                        2003 INCENTIVE COMPENSATION PLAN

1.       PURPOSE

The purpose of the O.I. Corporation 2003 Incentive Compensation Plan (the "Plan") is to advance the interests of O.I. Corporation ("OI" or the "Company") and its Affiliates (as defined below) by providing incentive awards to certain key employees and to members of the Board of Directors of the Company who are not also employees of the Company ("Non-Employee Directors") who contribute significantly to the performance of OI and its Affiliates. In addition, the Plan is intended to enhance the ability of OI and its Affiliates to attract and retain individuals of superior managerial ability and to motivate such key employees and Non-Employee Directors to exert their best efforts toward future progress and profitability of OI and its Affiliates.

For purposes of the Plan, an Affiliate shall be any corporation in which OI has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of stock in such corporation.

2.       ADMINISTRATION AND INTERPRETATION

         a. Administration. The Plan shall be administered by a committee (the "Committee") consisting of not less than two members of the Board of Directors of OI (the "Board") appointed by and serving at the pleasure of the Board. Each member of the Committee shall be a non-employee director as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Act"), if and as such rule is then in effect. The Board may, from time to time, appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may prescribe, amend and rescind rules and regulations for administration of the Plan and shall have full power and authority to construe and interpret the Plan. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at a meeting or the acts of a majority of the members evidenced in writing shall be the acts of the Committee. The Committee may correct any defect or any omission or reconcile any inconsistency in the Plan or in any award or grant made hereunder in the manner and to the extent it shall deem desirable.

         The Committee shall have the full and exclusive right, other than to Non-Employee Directors, to grant all stock options ("Options"), stock appreciation rights ("SARs"), awards of common stock of the Company, par value $0.10 per share ("Stock"), which may either be awards of Stock or restricted Stock ("Restricted Stock"), performance units ("Performance Units") and performance shares ("Performance Shares") under the Plan. The automatic grant of stock awards and Options to Non-Employee Directors shall only be made in accordance with Section 6 below. The Options, SARs, Stock awards, Performance Units and Performance Shares are collectively referred to as "Awards." In granting Awards, the Committee shall take into consideration the contribution the employee has made or may make to the success of OI or its Affiliates and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other employees of OI and its Affiliates with regard to these matters. In no event shall any employee, his legal representatives, heirs, legatees, distributees, or successors have any right to participate in the Plan except to such extent, if any, as the Committee shall determine.

         The Committee may from time to time in granting Awards under the Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, the achievement of specific goals established by the Committee, provided that such terms and conditions are not more favorable to an employee than those expressly set forth in the Plan.

         b. Interpretation. The interpretation and construction by the Committee of any provisions of the Plan or of any grant under the Plan and any determination by the Committee under any provision of the Plan or any such grant shall be final and conclusive for all purposes.

         c. Limitation on Liability. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by OI in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law. The members of the Committee shall be named as insured under any directors and officers liability insurance coverage which may be in effect from time to time.

         d. Section 162(m) Compliance. Notwithstanding the foregoing, with respect to grants of Awards to a Covered Employee that are intended to meet the requirements of Section 162(m) of the Code and the Treasury regulations issued thereunder in order to ensure that the Company may deduct all reasonable compensation realized by a participant under any Award granted under the Plan, the Committee shall be comprised solely of two or more "outside directors" of the Company ("Outside Directors") as such term is defined in the Treasury regulations issued under Section 162(m) of the Code.

3.       SHARES SUBJECT TO GRANTS UNDER THE PLAN

         a. Limitation on Number of Shares. The Stock subject to grants of Awards shall be shares of OI's authorized but unissued shares of Stock, or such shares, if any, of Stock held as "treasury stock" by OI, as determined by the Committee. Subject to adjustment as hereinafter provided, the aggregate number of shares of Stock as to which Awards may be granted under the Plan shall not exceed 350,000.

         Shares ceasing to be subject to an Award because of the exercise of an Option or SAR, or the vesting of an Award shall no longer be subject to any further grant under the Plan. In the event the number of shares to be delivered upon the exercise in full of any Option or SAR granted under the Plan is reduced for any reason whatsoever or in the event any Option granted under the Plan can no longer under any circumstances be exercised, the number of shares no longer subject to such option or SAR shall be released from the

         Option or SAR and shall thereafter be available under the Plan. If Performance Shares awarded under the Plan are forfeited to the Company, such shares shall thereafter be available for new grants and Awards under the Plan. Shares issued pursuant to the Plan shall be fully paid and nonassessable.

         b. Adjustments of Aggregate Number of Shares. The aggregate number of shares of Stock stated in Section 3(a) shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of
         Section 9 hereof.

4.       ELIGIBILITY

The individuals who shall be eligible to receive Awards under the Plan shall be Non-Employee Directors in accordance with Section 6 of this Plan and such key employees of OI or any Affiliate as the Committee from time to time shall determine.

5.       OPTIONS AND SARS

         a. Grants of Options. Options granted under the Plan may be either nonqualified stock options or incentive stock options ("ISOs"). The term ISO shall mean an option which is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). With respect to an Option that is intended to be an ISO, the aggregate Market Value Per Share (determined at the date such Option was granted) of the Stock with respect to which such ISO is exercisable for the first time by the optionee during any calendar year (under all such plans of the individual's employer corporation and its parent and subsidiary corporations as such terms are defined in Section 424(d) of the Code) shall not exceed $100,000. In addition, the maximum number of shares of Stock subject to Options that may be granted to any eligible employee is 300,000, subject to adjustment as hereinafter provided.

         No ISO shall be granted to any person who, at the time of the grant, owns shares of Stock possessing more than 10% of the total combined voting power of OI or any parent or subsidiary of OI, unless (i) on the date such ISO is granted the option price is at least 110% of the Market Value Per Share of the Stock subject to the ISO and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date such ISO is granted.

         Options granted under the Plan shall be of such type (i.e., a nonqualified stock option or an ISO), for such number of shares of Stock, and be subject to such terms and conditions, which may include, without limitation, the achievement of specific goals, as the Committee shall designate. Options may be granted by the Committee to any individual eligible to receive the same at any time and from time to time.

         b. Grants of SARs. The term SAR shall mean the right to receive from OI an amount equal to (i) the Market Value Per Share on the exercise date, over (ii) the Market Value Per Share on the date of grant (i.e., the "spread"), multiplied by the total number of shares of Stock for which the SAR is exercised. The amount payable by OI upon the exercise of a SAR may be paid in cash or in stock or in any combination thereof as the

         Committee in its sole discretion shall determine; however, no fractional shares of Stock shall be issuable pursuant to any SAR.

         SARs may be granted by the Committee to any individual eligible to receive the same at any time and from time-to-time prior to the expiration of the Plan. A SAR may, but need not, relate to a specific Option granted under this Plan. However, the maximum number of SARs that may be granted to any eligible employee is 300,000, subject to adjustment as hereinafter provided. If a SAR relates to a specific Option, it may be granted either concurrently with the Option or at any time prior to the exercise, termination, cancellation or expiration of such Option.

         The Committee may fix such waiting periods, exercise dates or other limitations as it shall deem appropriate with respect to SARs granted under the Plan including, without limitation, the achievement of specific goals; provided, however, that each SAR granted hereunder shall be exercisable only upon consent of the Committee; and provided further, that a SAR that relates to a specific Option shall be exercisable only when and to the extent that the Option to which it relates is exercisable and if such Option is an ISO, only at such times that there is a positive spread.

         c. Terms of Options and SARs. Options and SARs granted pursuant to this Plan shall be evidenced by agreements (separate agreements shall be used with respect to grants of nonqualified stock options and ISOs) which shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with the terms of this Plan, as the Committee shall deem advisable. SARs that relate to a specific Option may be evidenced by and form a part of the Option agreement to which the SAR relates. With respect to grants of options or SARs to a Covered Employee that are intended to meet the requirements of Section 162(m) of the Code and the Treasury regulations issued thereunder, the option exercise price shall be at least equal to the Market Value Per Share of the Stock subject to the option on the date the option was granted and the amount of compensation that the employee could receive upon exercise of any SAR shall be based solely on the increase in Market Value Per Share of Stock after the date of the SAR. References herein to agreements shall include, to the extent applicable, any amendments to such agreements.

         (1) Payment of Option Exercise Price. Upon exercise of an Option, the full option purchase price for the shares of stock with respect to which the Option is being exercised shall be payable to OI (i) in cash or by check payable and acceptable to OI or (ii) subject to the approval of the Committee, by tendering to OI shares of stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise and tender which is not greater than the full option purchase price for the Stock with respect to which the Option is being exercised and by paying the remainder of the option purchase price as provided in (i) above.

         If specifically authorized in the Option grant, an optionee may elect to pay all or a portion of the purchase price by having shares of Stock with a Market Value Per Share equal to all or a portion of the purchase price be withheld from the shares issuable to the optionee upon the exercise of the Option; provided that such shall be permitted of an optionee who is subject to the provisions of Section 16 of the Exchange Act (a "Section 16 Insider") only if approved at least five business days in advance of the exercise date by the Board of Directors or the Committee, and only if any other approvals required by Section 16 of the Exchange Act, and the rules promulgated thereunder, are obtained. The Market Value Per Share of such Stock as is withheld shall be determined as of the same day as the exercise of the Option.

         (2) Number of Shares. Each agreement shall state the total number of shares of Stock which are subject to the Option and/or SAR.

         (3) Exercise Price. The exercise price for each Option and SAR shall be fixed by the Committee at the date of grant but in no event may such exercise price per share be less than the Market Value Per Share on the date of the grant of the Option or SAR; provided, however, that in the case of an employee who, at the time an Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, then the exercise price for the ISO shall be at least 110% of the Market Value Per Share of Stock at the time of grant.

         The exercise price for each Option and SAR shall be subject to adjustment as provided in Section 9.

         (4) Market Value Per Share. The Market Value Per Share as of any particular date shall be equal to the per share price of the last sale of Stock in regular trading in the Nasdaq National Market on the trading day prior to such date, as published in the Wall Street Journal reports of NASDAQ Composite Transactions, or if no trade of the Stock shall have been reported for such date, the closing price which is published in the Wall Street Journal reports of the NASDAQ Composite Transactions for the next day prior thereto on which a trade of the Stock was so reported, or, if the Stock is not included for quotation in the Nasdaq National Market, the per share price of the last sale of Stock in regular trading on the national securities exchange on which the Stock is listed, or if the Stock is not listed on any national securities exchange, the Market Value Per Share shall be determined by any fair and reasonable means determined by the Committee.

         (5) Term. The term of each Option and SAR shall be determined by the Committee at the date of grant; provided, however, that each Option that is an ISO shall, notwithstanding anything in the Plan or an agreement to the contrary, expire not more than ten years from the date the Option is granted (except as provided in Section 5a) or, if earlier, the date specified in the agreement at the date of grant of such Option. An Option that is a non-qualified stock option shall expire not more than ten years plus one day from the date the Option was granted, or if earlier, the date specified in the agreement at the date of grant of such Option. A SAR not granted in tandem with an Option shall expire not more than ten years from the date the SAR is granted or, if earlier, the date specified in the SAR agreement; however, a SAR granted in tandem with an Option shall terminate whenever the Option to which it relates terminates.

         (6) Date of Exercise. Each agreement may, in the discretion of the Committee, state that the Option or SAR granted therein may not be exercised in whole or in part for a period or periods of time specified in such agreement and, except as so specified therein, any Option or SAR may be exercised in whole at any time or in part from time to time during its term.

         (7) Termination of Employment. In the event that an individual's employment with OI and its Affiliates shall terminate, for reasons other than (i) retirement pursuant to a retirement plan or policy of OI or one of its Affiliates ("retirement"), (ii) permanent disability as defined in Section 105(d)(4) of the Code ("permanent disability"),
         (iii) death or (iv) cause (as termination for cause is defined from time to time by Company policy), the individual's Options and SARs shall be exercisable by him, subject to subsections (5) and (6) above, only within three months after such termination, but only to the extent the Option or SAR was exercisable immediately prior to such termination of employment.

         If termination of employment is for cause, no unexercised Option shall be exercised to any extent after termination. If termination of employment is due to retirement or permanent disability, the individual shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise his Option and SARs at any time within the 12-month period commencing on the day next following such termination of employment to the extent that the individual was entitled to exercise the same on the day immediately prior to such termination; provided, however, no Option or SAR shall be exercisable hereunder after expiration of its original term. Whether any termination of employment is due to retirement or permanent disability for the purposes of the Plan shall be determined by the Committee.

         If an individual shall die while entitled to exercise an Option or SAR, the individual's estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise the Option or SAR at any time within 12 months from the date of the optionee's death, to the extent that the optionee was entitled to exercise the same on the day immediately prior to the optionee's death; provided, however, no Option or SAR shall be exercisable hereunder after expiration of its original term.

         The Committee may in its discretion accelerate the exercisability of all or part of an individual's Options or SAR's.

         d. Options Granted by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become key employees of OI or of any affiliate as a result of any "corporate transaction" as defined in the Treasury Regulations promulgated under Section 424 of the Code.

         e. Shareholder Approval. The Committee may make grants of Options and SARs after the date this Plan is adopted by the Board and prior to shareholder approval of the same, but such grant shall be subject to shareholder approval of the Plan.

6.       NON-EMPLOYEE DIRECTOR AWARDS

Awards granted to Non-Employee Directors shall be subject to all provisions and terms of this Plan otherwise applicable thereto, except that notwithstanding such other provisions and terms of this Plan to the contrary, all Awards granted to Non-Employee Directors shall be subject to the following provisions:

         a. Terms of Options. Each Option granted to a Non-Employee Director shall be a non-qualified stock option. All Options granted to Non-Employee Directors shall have an exercise price equal to the Market Value Per Share on the date of grant, shall vest and become exercisable six months from the date of grant, and shall terminate on the date which is three years from the date of grant, unless earlier terminated as provided in (c) below.

         b. Granting of Awards. Subject to the approval of the Plan by the shareholders of the Company at their 2002 annual meeting, commencing with the regular annual meeting of shareholders of the Company in 2003, each Non-Employee Director shall be automatically granted upon being initially elected to the Board of Directors, 3,000 shares of Restricted Stock which vest in full on the second anniversary of the date of grant, and thereafter each Non-Employee Director shall be automatically granted Options with respect to 2,000 shares of Stock, effective as of the date of each regular annual meeting at which he is re-elected or continues to serve as a Non-Employee Director.

         c. Termination of Service. In the event that a Non-Employee Director ceases to be a member of the Board for reasons other than (i) retirement, (ii) disability, (iii) death or (iv) "Objective Cause" (as defined below), the former Non-Employee Director's Options shall be exercisable by him, only within three months after such termination, but only to the extent the Options were exercisable immediately prior to cessation of service to the Board.

         If a Non-Employee Director is removed from the Board for Objective Cause (defined as termination on account of any act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company), no unexercised Option shall be exercised to any extent after termination. If a Non-Employee Director ceases to serve on the Board due to retirement or permanent disability, the former Non-Employee Director shall have the right, to exercise his Option at any time within the 12-month period commencing on the day next following such termination of service to the extent that the former Non-Employee Director was entitled to exercise the same on the day immediately prior to such termination; provided, however, no Option shall be exercisable after expiration of its original term. Whether withdrawal from the Board is due to retirement or permanent disability for the purposes of the Plan shall be determined by the Committee.

         If a Non-Employee Director shall die while entitled to exercise an Option, the former Non-Employee Director's estate, personal representative or beneficiary, as the case may be, shall have the right, to exercise the Option at any time within 12 months from the date of the optionee's death, to the extent that the optionee was entitled to exercise the same on the day immediately prior to the optionee's death; provided, however, no Option shall be exercisable after expiration of its original term.

7.       STOCK AWARDS

         a. Awards of Stock. Stock may be awarded by the Committee to any employee eligible to receive the same, at any time and from time to time prior to the expiration of the Plan. An award may be (i) a grant of stock, (ii) a contingent award of Stock to be issued to the employee in the future after the employee has met the terms and conditions of the contingent award set by the Committee at the time of the contingent award or (iii) a Restricted Stock award. The aggregate number of Stock awards that may be granted in any calendar year shall not exceed 1.0% of the issued and outstanding shares of the Company as of January 1 of that year.

         A Restricted Stock award is a share that may not be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of until the terms and conditions set by the Committee at the time of the award of the Restricted Stock have been satisfied.

         A Stock award (whether or not a grant, a contingent award or a Restricted Stock award) shall be subject to such restrictions, terms and conditions as the Committee may establish, which may include, without limitation, "lapse" and "non-lapse" restrictions (as such terms are defined in regulations promulgated under Section 83 of the
         Code) and the achievement of specific goals.

         If an employee receives a Stock award (whether or not escrowed as provided below), the employee may be the record owner of such shares and shall have all the rights of a stockholder with respect to such shares (unless the agreement specifically provides otherwise), including the right to vote and the right to receive dividends or other distributions made or paid with respect to such shares. Any certificate or certificates representing a Stock award which is a contingent award or a Restricted Stock award shall bear a legend similar to the following:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE TERMS OF THE OI CORPORATION 2003 INCENTIVE COMPENSATION PLAN AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE ENCUMBERED IN ANY MANNER EXCEPT AS IS SET FORTH IN THE TERMS OF SUCH AWARD DATED ____________, 20__.

         In order to enforce the restrictions, terms and conditions that may be applicable to an employee's Stock award, the Committee may require the employee, upon the receipt of a certificate or certificates representing such shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with OI or an escrow agent designed by OI under an escrow agreement, which may be a part of a Stock award agreement, in such form as shall be determined by the Committee.

         After the satisfaction of the terms and conditions set by the Committee at the time of a Stock award to an employee, which award is not subject to a no-lapse feature, a new certificate, without the legend set forth above, for the number of shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the employee. The remaining shares issued with respect to such award, if any, shall either be reacquired by OI or, if appropriate under the terms of the award applicable to such shares, shall continue to be subject to the restrictions, terms and conditions set by the Committee at the time of award.

         b. Payment of Stock Awards. The satisfaction of the terms and conditions set by the Committee at the time of an award and the delivery of a certificate, without the legend set forth above, for the portion of such award that is no longer subject to such restrictions, terms and conditions is hereinafter referred to as the "payment" of such portion of the award. Subject to the provisions above, each award shall be paid at the time and in the manner specified by the Committee at the time of the award.

         c. Payment in the Event of Termination of Employment. If the employment with OI and its Affiliates of an employee to whom a Stock award has been made is terminated for any reason before satisfaction of the terms and conditions for the payment of all or a portion of the award, then only such portion of the award, if any, that is payable pursuant to its terms and conditions as of the date of the employee's termination shall be paid and the remaining portion of such award shall be reacquired by OI and forfeited; provided, however, if the termination is due to the employee's death, permanent disability or retirement, the Committee may, in its sole discretion, deem the terms and conditions have been met for all or part of such remaining portion. If Stock issued shall be reacquired by OI and forfeited as provided above, the employee, or in the event of his death his personal representative, shall forthwith deliver to the Secretary of OI the certificates of the Stock awarded pursuant to the Plan to the employee, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of OI.

         If an employee to whom Stock has been awarded dies after satisfaction of the terms and conditions for the payment of all or a portion of the award but prior to the actual payment of all or such portion thereof, such payment shall be made to the employee's estate, personal representative or beneficiary, as the case may be, at the time and in the same manner that such payment would have been made to the employee.

8.       PERFORMANCE UNITS AND PERFORMANCE SHARES

         a. Awards. Awards may be granted in the form of Performance Units or Performance Shares. Performance Units are units valued by reference to designated criteria established by the Committee, other than Stock. Performance Shares are shares expressed in terms of, or valued by reference to, a share of Stock. Awards of Performance Units and Performance Shares shall refer to a commitment by the Company to make a distribution to the employee participant or to his beneficiary depending on (i) the attainment of the performance objectives and other conditions established by the Committee and (ii) the base value of the Performance Unit or Performance Share, respectively, as established by the Committee.

         b. Settlement. Settlement of Performance Units and Performance Shares may, in the sole discretion of the Committee, be in cash, in shares of Stock, or a combination thereof. The Committee may designate a method of converting Performance Units into Stock, including but not limited to a method based on the Fair Market Value of Stock over a series of consecutive trading days.

         c. Rights. Participants shall not be entitled to exercise any voting rights or to receive any interest or dividends with respect to Performance Units or Performance Shares.

9.       RECAPITALIZATION

The aggregate number of shares of Stock stated in Section 3a, the number of shares of Stock to which each outstanding Award relates, and the exercise price in respect of each Option or SAR and the number of shares of Stock subject to an Award, may be proportionately adjusted in an equitable manner determined by the Committee, in its sole discretion and without liability to any person, for any increase or decrease in the number of issued shares of Stock resulting from the payment of a stock dividend, a stock split or any transaction which is a "corporation transaction" (as defined in the Treasury Regulations promulgated under Section 424 of the Code).

10.      MERGER OR CONSOLIDATION

Except as otherwise provided in Section 11 below, after a merger of one or more corporations into the Company in which the Company shall survive, or after a consolidation of the Company and one or more corporations, in which the resulting corporation remains, as an independent, publicly-owned corporation, an optionee shall, at the same cost, be entitled upon the exercise of an Option or SAR or the settlement of an Award or the settlement of an Award to receive (subject to any required action by shareholders and the discretion of the Committee as to the payment of cash with respect to a SAR) such stock, cash and/or securities of the surviving or resulting corporation as the board of directors of such corporation, in its sole discretion and without liability to any person, shall determine to be equivalent, as nearly as practicable, to the nearest whole number and class of shares of Stock or other securities that were then subject to such Award and such shares of stock or other securities shall, after such merger or consolidation, be deemed to be shares of Stock for all purposes of the Plan and any agreement.

11.      CHANGE IN CONTROL

In the event of a Change in Control (as defined below), then, notwithstanding any other term of this Plan (except as set forth in any agreement to the contrary), any and all outstanding Awards not fully vested shall automatically vest in full and all Options and SARs shall be immediately exercisable. The date on which such accelerated vesting and immediate exercisability shall occur (the "Acceleration Date") shall be the date of the occurrence of the Change in Control.

A "Change in Control" shall be deemed to have occurred if:

         a. any "person," as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the

         Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company) together with its "Affiliates" and "Associates", as such term is defined in Rule 12b-2 of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities;

         b. individuals who were the Board of Directors' nominees for election as directors of the Company (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this definition) immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board of Directors following the election;

         c. the shareholders of the Company approve a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 40% of the combined voting power of the Company's then outstanding securities; or

         d. the shareholders of the Company adopt a plan of complete liquidation of the Company or approve an agreement for the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets. For purposes of this clause (d), the term "the sale, exchange or disposition by the Company of all or a significant portion of the Company's assets" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary of the Company (including the stock of any subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefore or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than 50% of the fair market value of the Company (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the outstanding shares of Stock of the Company (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Stock of the Company shall be determined by multiplying the number of shares of the Company's Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Stock of the Company for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Stock of the Company or by such other method as the Board shall determine is appropriate.

Notwithstanding the foregoing however, a Change in Control shall not be deemed to have occurred if, prior to the time a Change in Control would otherwise be deemed to have occurred pursuant to the above provisions, the Board determines that a Change in Control shall not occur.

12.      EMPLOYEE'S AGREEMENT

If, at the time of the exercise of any Option or SAR or the making or vesting of an Award, in the opinion of counsel for OI, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, that the individual exercising the Option or SAR or receiving such Award shall agree to hold any Stock issued to the individual for investment and without any present intention to resell or distribute the same and that the individual will dispose of such stock only in compliance with such laws and regulations, the individual will, upon the request of OI, execute and deliver to OI a further agreement to such effect.

13.      WITHHOLDING FOR TAXES

No Option or SAR may be exercised or distribution of stock, cash or other property be made under the Plan until appropriate arrangements have been made by the individual with the Company for the payment of any amounts that the Company may be required to withhold with respect thereto, which arrangements may include, if set forth in the Agreement relating to such award, the tender of owned shares of Stock or the withholding of shares of Stock issuable pursuant to such Award.

14.      TERMINATION OF AUTHORITY TO MAKE GRANT

No grants of Options or SARs or stock awards will be made pursuant to this Plan after December 31, 2012.

15.      AMENDMENT AND TERMINATION

The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any grants hereunder; provided, however, that no such action of the Board may, without the approval of the shareholders of OI, alter the provisions of the Plan so as to (i) change the class of persons who are eligible for grants under the plan, (ii) increase the aggregate number of shares of Stock that may be issued under the Plan or increase the maximum number of shares or SARs that may be issued to any eligible employee (except as provided in Section 3b), (iii) decrease the exercise price applicable to any Option or SAR, except as provided in Section 9 or (iv) otherwise cause the Plan or any Award granted thereunder to be ineligible to comply with the requirements of (1) Section 16 of the Securities Exchange Act of 1934 or (2) Section 162(m) or Section 422 of the Code in any case where compliance with such provisions of the Code is intended.

16.      PREEMPTION BY APPLICABLE LAWS AND REGULATIONS

Anything in the Plan or any agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for (i) the making of any determination or payment or, (ii) the issue or other distribution of Stock, as the case may be, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either OI or the employee (or the employee's beneficiary), as the case may be, to take any action in connection with any such determination, payment, issuance or distribution, the issue or distribution of such Stock or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

17.      CHANGE IN CONTROL LIMITATION

Notwithstanding any other provision in the Plan, to the extent that the acceleration of exercisability of an Award under this Plan following a Change in Control, when aggregated with other payments or benefits to the participant, whether or not payable pursuant to this Plan, would, as determined by tax counsel selected by the Company, result in "excess parachute payments" (as defined in Section 280G of the Code) such parachute payments or benefits provided to a participant under this Plan shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the participant's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. "Net after tax benefit" shall mean the sum of (i) all payments and benefits which a participant receives or is then entitled to receive that would constitute a "parachute payment" within the meaning of
Section 280G of the Code, less (ii) the amount of federal income taxes payable with respect to the payments and benefits described in (i) above calculated at the maximum marginal income tax rate for the year in which such payments and benefits shall be paid to the participant (based upon the rate for such year as set forth in the Code at the time of the first payment of the foregoing), less
(iii) the amount of excise taxes imposed with respect to the payments and benefits described in (i) above by Section 4999 of the Code.

18.      COMPLIANCE WITH RULE 16B-3

The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3 promulgated under the Act and, if any Plan provision is later found not be in compliance with Rule 16b-3, that provision shall be deemed modified as necessary to meet the requirements of Rule 16b-3.

Notwithstanding anything in the Plan to the contrary, the Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are Section 16 Insiders without so restricting, limiting or conditioning the Plan with respect to other participants.

19.      COMPLIANCE WITH SECTION 162(M) OF THE CODE

With respect to grants of Awards (to Covered Employees) that are intended to meet the requirements of Section 162(m) of the Code and the Treasury regulations thereunder in order to ensure that the Company may deduct all reasonable compensation realized by a participant (who is a Covered Employee) under any Award granted under the Plan, the Committee shall be comprised solely of Outside Directors, the material terms of the Plan shall be disclosed to and approved by the shareholders of the Company prior to the payment of any such Awards and the Plan shall, in all other respects meet the requirements of Section 162(m) of the Code and the Treasury regulations issued thereunder.

Notwithstanding anything in the Plan to the contrary, the Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are Covered Employees without so restricting, limiting or conditioning the Plan with respect to other participants.

20.      MISCELLANEOUS

         a. No Employment Contract. Nothing contained in the Plan shall be construed as conferring upon any employee the right to continue in the employ of OI or any Affiliate.

         b. Employment with Affiliates. Employment by OI for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any Affiliate.

         c. No Rights as a Shareholder. An employee shall have no rights as a shareholder with respect to Stock covered by the employee's Option, SAR or Award until the date of the issuance of such Stock to the employee pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

         d. No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving an employee, the employee's beneficiaries or any other person any equity or interest of any kind in any assets of OI or an Affiliate or creating a trust of any kind or a fiduciary relationship of any kind between OI or an Affiliate and any such person.

         e. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent OI or any Affiliate from taking any action that is deemed by OI or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any grant made under the Plan. No employee, beneficiary or other person shall have any claim against OI or any Affiliate as a result of any such action.

         f. Non-assignability. Neither an employee nor an employee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such employee's or beneficiary's interest arising under the Plan nor shall such interest be subject to seizure for the payment of an employee's or beneficiary's debts, judgments, alimony or separate maintenance or be transferable by operation of law in the event of an employee's or beneficiary's bankruptcy or insolvency and, to the extent any such interest arising under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such Award.

         g. Application of Funds. The proceeds received by OI from the sale of Stock pursuant to the Plan will be used for its general business purposes.

         h. Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Texas without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

         i. Taxes. Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise, grant or other taxable event with respect to Awards under the applicable laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, but not limited to, the required withholding of a sufficient number of shares of Stock otherwise issuable to a Plan participant to satisfy the required minimum tax withholding obligations. To the extent provided by the Committee, a Plan participant is permitted to deliver shares of Stock (including shares acquired pursuant to the exercise of an Option or SAR other than the Option or SAR currently being exercised, to the extent permitted by applicable regulations) for payment of withholding taxes on the exercise of an Option or SAR, upon the grant or vesting of Restricted Stock or upon the payout of Performance Shares. At the election of the Committee or, subject to approval of the Committee at its sole discretion, at the election of a Plan participant, shares of Stock may be withheld from the shares issuable upon the exercise of an Option or SAR, upon the vesting of the Restricted Stock or upon the payout of Performance Shares to satisfy tax withholding obligations. The Market Value Per Share for Stock delivered pursuant to this
         Section 19(i) shall be determined as of the day prior to delivery, and shall be calculated in accordance with Section 5c(4).

PROXY                           O.I. CORPORATION                           PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoint(s) William W. Botts and Jane A. Smith, and each of them, lawful attorneys and proxies of the undersigned to vote as Proxy at the Annual Shareholders' Meeting of O.I. Corporation (herein the "Company") to be held on Monday, May 6, 2002, and any adjournment(s) thereof according to the number of votes owned by the undersigned as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.

PROPOSAL 1:   The Election of Directors.

     |_| FOR all nominees       |_| FOR all nominees (except as listed below)

                                |_| WITHHOLD AUTHORITY to vote for all nominees

     Jack S. Anderson           Richard W. K. Chapman     Craig R. Whited
     William W. Botts           Edwin B. King

     (INSTRUCTION:        TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                          NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE
                          PROVIDED BELOW.)

--------------------------------------------------------------------------------

                                                     FOR    AGAINST    ABSTAIN

PROPOSAL 2:  Approval of the 2003 Incentive          |_|      |_|        |_|
             Compensation Plan

--------------------------------------------------------------------------------

                                                     FOR    AGAINST    ABSTAIN

PROPOSAL 3:  The Ratification of the Appointment     |_|      |_|        |_|
             of independent public accountants.

In accordance with their discretion, said Attorneys and Proxies are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy which may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. If no direction is made, this proxy will be voted for Proposals 1, 2, and 3. Any prior proxy is hereby revoked.

                                                                   , 2002
                          -----------------------------------------


                          -----------------------------------------------
                                             Signature


                          -----------------------------------------------
                                      Signature if held jointly

                          PLEASE SIGN EXACTLY AS YOUR NAME APPEARS AT THE LEFT. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THANK YOU.